UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 16, 2003

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

On June 16, 2003 First Place Financial Corp. issued a press release announcing that its President and Chief Executive Officer, Steven R. Lewis and Chief Financial Officer, David L. Mead, will make a presentation at the Northeast 2003 Super-Community Bank Conference to be held in Boston, Massachusetts on June 16 and June 17, 2003. The information contained in the press release, which is attached as Exhibit 99.1 to this Form 8-K, is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: June 16, 2003	By:	/s/ Steven R. Lewis

Steven R. Lewis President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release of First Place Financial Corp. dated June 16, 2003, announcing the presentation by its President and Chief Executive Officer, Steven R. Lewis and Chief Financial Officer, David L. Mead, at the Northeast 2003
Super-Community Bank Conference in Boston, Massachusetts.